UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 13, 2026

INNOVATE CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-35210	54-1708481
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

295 Madison Ave., 12th Floor
New York, NY	10017
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 235-2691

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VATE	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 8.01	Other Events

On November 13, 2026, in connection with its existing at-the-market sales program, INNOVATE Corp. (the “Company”) is filing a prospectus supplement (the “Prospectus Supplement”) to its effective shelf registration statement on Form S-3 (File No. 333-298167) (the “2026 Form S-3”). The 2026 Form S-3 replaced the Company’s prior registration statement on Form S-3 (File No. 333-274760) which expired in October 2026. The Prospectus Supplement supersedes the Company’s previous prospectus supplement registering the offer and sale of shares of the Company’s common stock, par value $0.001 per share (the “Shares”), having an aggregate offering amount not exceeding $50,000,000, as increased from a previous amount of $31,000,000, pursuant to its Open Market Sale AgreementSM with Jefferies LLC.

In connection with the filing of the Prospectus Supplement, Cleary Gottlieb Steen & Hamilton LLP, counsel to the Company, has issued a legal opinion relating to the validity of the Shares. A copy of such legal opinion, including the consent included therein, is filed as Exhibit 5.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(b)    Pro Forma Financial Information

Unaudited pro forma condensed consolidated financial information of the Company giving effect to the Company’s disposition of DBM Global, Inc., a Delaware corporation, as of and for the period ended September 30, 2026 is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

(d)    Exhibits

Exhibit No.	Description
1.1
Open Market Sale AgreementSM, dated August 10, 2026, by and between INNOVATE Corp. and Jefferies LLC (incorporated by reference to Exhibit 1.2 to the Current Report on Form 8-K filed by INNOVATE Corp. on August 10, 2026) (File No. 003-35210)

5.1	Legal Opinion of Cleary Gottlieb Steen & Hamilton LLP
99.1	Unaudited Pro Forma Condensed Consolidated Financial Information of INNOVATE Corp.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 13, 2026

INNOVATE Corp. (Registrant)

By:	/s/ Michael J. Sena
Name: Michael J. Sena
Title: Chief Financial Officer